SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  April 3, 2001
                                 Date of Report



                               LENNAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                   1-11749                    95-4337490
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)



700 Northwest 107th Avenue, Miami, Florida                              33172
 (Address of Principal Executive Offices)                             (Zip Code)



                                 (305) 559-4000
              (Registrant's Telephone Number, Including Area Code)



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Item        7. Financial Statements and Exhibits.

            (c)         Exhibits

Exhibit No. Description of Document

1.1 Underwriting Agreement dated as of March 30, 2001, between Lennar Corporation and Salomon Smith Barney Inc.

23.1 Consent of Deloitte & Touche to the incorporation by reference in Registration Statement (No. 333-42586) of their report dated January 9, 2001 appearing in and incorporated by reference in the Annual Report on the Lennar Form 10-K for the year ended November 30, 2000 and to the reference to them under the heading "Experts" in the Prospectus Supplement dated March 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2001



                           By: /s/ Bruce Gross
                              -----------------------------------------
                              Name:   Bruce Gross
                              Title:  Vice President and Chief Financial Officer
                                      (Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit No. Description of Document

1.1 Underwriting Agreement dated as of March 30, 2001, between Lennar Corporation and Salomon Smith Barney Inc.

23.1 Consent of Deloitte & Touche to the incorporation by reference in Registration Statement (No. 333-42586) of their report dated January 9, 2001 appearing in and incorporated by reference in the Annual Report on the Lennar Form 10-K for the year ended November 30, 2000 and to the reference to them under the heading "Experts" in the Prospectus Supplement dated March 30, 2001.